UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)-(e) On August 22, 2008, Michael J. Kneeland was appointed President and Chief Executive Officer of United Rentals, Inc. (the “Company”), effective immediately. Mr. Kneeland, 54, has served as interim Chief Executive Officer of the Company since June 2007. Prior to that, Mr. Kneeland served as the Company’s Executive Vice President and Chief Operating Officer since March 2007 and the Company’s Executive Vice President—Operations from September 2003 through March 2007. Mr. Kneeland joined the Company as a district manager in 1998. In connection with his appointment as President and Chief Executive Officer, the Company’s Board of Directors also elected Mr. Kneeland to the Board of Directors, effective immediately. The Company’s press release regarding Mr. Kneeland’s appointment is attached as Exhibit 99.1 and incorporated by reference herein.

In addition, on August 22, 2008, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Kneeland, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. Set forth below is a brief description of the material terms of the Employment Agreement, which supersedes Mr. Kneeland’s prior employment agreement with the Company.

Base Salary. Mr. Kneeland will be paid a base salary at the annual rate of $750,000.

Annual Incentive Bonus Plan. Mr. Kneeland will be eligible to receive an annual cash incentive bonus pursuant to the terms of the United Rentals, Inc. Annual Incentive Compensation Plan or a subsequent plan. The target incentive opportunity is 125% of Mr. Kneeland’s annual base salary, and the maximum incentive opportunity is 150% of Mr. Kneeland’s annual base salary.

Restricted Stock Units. In the first quarter of 2009, Mr. Kneeland will be granted 90,000 performance-based Restricted Stock Units (“RSUs”) under the Company’s 2001 Comprehensive Stock Plan (the “Plan”) for the period beginning January 1, 2009 and ending on December 31, 2010 (the “Performance Period”). The form of Restricted Stock Unit Agreement (the “RSU Agreement”) applicable to the RSUs is attached as Exhibit 10.2 and incorporated by reference herein. The RSUs shall vest on December 31, 2010, based on the extent to which the Company has achieved or surpassed the target level of Cumulative EBITDA (as defined in the Plan) (“Target EBITDA”), and the target level of EBITDA Margin (as defined in the RSU Agreement) (“Target Margin”), both of which will be determined by the Compensation Committee of the Board of Directors at the time of grant. Achievement of both Target EBITDA and Target Margin shall result in the vesting of 45,000 RSUs (“Target Vested Units”). The number of RSUs that shall vest on December 31, 2010 shall be determined by multiplying the Target Vested Units by both the applicable EBITDA Multiplier and the Margin Multiplier (as defined in the RSU Agreement), resulting in a maximum and minimum opportunity of 90,000 and 0 RSUs, respectively. The EBITDA Multiplier for a Cumulative EBITDA between the threshold, target and the maximum performance levels reflected on the Cumulative EBITDA schedule set forth in the RSU Agreement shall be determined by interpolation.

Termination and Severance. Mr. Kneeland will be employed by the Company at will, and the Company or Mr. Kneeland may terminate the employment relationship for any reason or no reason at any time. However, if the Company terminates Mr. Kneeland’s employment without Cause or he resigns for Good Reason (as such terms are defined in the Employment Agreement), (i) Mr. Kneeland will receive an amount equal to 450% of his annual base salary and (ii) in the event such termination or resignation occurs on or after the 12th month anniversary of the first day of the Performance Period, on December 31, 2010, the RSUs will vest on a pro rata basis based on (a) the number of RSUs that Mr. Kneeland would have received had he not been terminated and (b) the number of days during the Performance Period during which Mr. Kneeland was employed. Mr. Kneeland and his covered dependents will also continue to receive health benefits for 18 months following the date of termination.

Change of Control. If the Company terminates Mr. Kneeland’s employment without Cause or he resigns for Good Reason within twelve months following a Change of Control of the Company (as defined in the Employment Agreement), Mr. Kneeland will receive an amount equal to 2.99 times the sum of (x) his annual base salary and (y) his annual cash incentive bonus target. Mr. Kneeland and his covered dependents will also continue to receive health benefits for 18 months following the date of termination. In addition, in the event of a Change of Control, the Target Vested Units will vest on a pro rata basis based on the number of days during the Performance Period during which Mr. Kneeland was employed.

Disability or Death. If Mr. Kneeland’s employment terminates due to his death or Disability (as defined in the Employment Agreement), on December 31, 2010, the RSUs will vest on a pro rata basis based on (a) the number of RSUs that Mr. Kneeland would have received had his employment not terminated and (b) the number of days during the Performance Period during which Mr. Kneeland was employed. Mr. Kneeland and his covered dependents will also continue to receive health benefits for 18 months following the date of termination.

The Employment Agreement also provides for limitations on Mr. Kneeland’s competing with the Company and soliciting employees and customers of the Company following termination of his employment.

The foregoing summary description of the Employment Agreement and the RSU Agreement is qualified in its entirety by reference to the respective agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Employment Agreement, dated August 22, 2008, between United Rentals, Inc. and Michael J. Kneeland
Exhibit 10.2	Form of 2001 Comprehensive Stock Plan Restricted Stock Unit Agreement
Exhibit 99.1	Press Release of United Rentals, Inc., dated August 25, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2008	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Employment Agreement, dated August 22, 2008, between United Rentals, Inc. and Michael J. Kneeland
Exhibit 10.2	Form of 2001 Comprehensive Stock Plan Restricted Stock Unit Agreement
Exhibit 99.1	Press Release of United Rentals, Inc., dated August 25, 2008